                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

          We consent to the use of our report dated December 17, 2002, included in this Annual Report (Form 10-K No. 000-22277), for the year ended October 31, 2002, of Excelsior Private Equity Fund II, Inc.

                                                ERNST & YOUNG LLP

New York, New York
January 29, 2003

                                       28